UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2007

                         Hampton Roads Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          Virginia                      005-62335                54-2053718
          --------                      ---------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                999 Waterside Drive, Suite 200, Norfolk, VA 23510
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

      On June 25, 2007, Hampton Roads Bankshares, Inc. issued a press release announcing it was selected for inclusion in the Russell Microcap Index effective at the close of market on June 22, 2007. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

(d)            Exhibits:

Exhibit No.    Exhibit Title
99.1           Press release issued June 25. 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Hampton Roads Bankshares, Inc.


Date June 25, 2007                      By: /s/ Jack W. Gibson
                                            ------------------------------------
                                            Jack W. Gibson
                                            President and Chief Executive
                                            Officer


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